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                                                                    Exhibit 10.9

                                  PROMISSORY NOTE

$300,000.00                                              Los Angeles, CA
                                                         The 1st day of January,
                                                         1998


     FOR VALUE RECEIVED, the undersigned promises to pay to ULTIMATE HOLDINGS, LTD., or order, in the manner hereafter specified, the principal sum of THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($300,000.00), with interest at the rate of 8% from the date above. The entire principal balance shall be payable tin lawful money of the United States of America at such place as may hereafter be designated by written notice from the Holder to the Maker hereof, on or before the 30th day of January 1999.

Maker may prepay the obligation of this Note at any time in part or in full without penalty.

     If default be made in the payment of any of the sums mentioned herein, then the entire principal sum shall, at the option of the holder hereof, become at once due and collectible without notice, time being of the essence, and said principal sum shall bear interest from such time of default at the highest rate allowable under the laws of the State of California. Failure to exercise the same in the event of any subsequent default.

     Each person liable hereon, whether Maker or Endorser, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay all costs, including all reasonable attorney's fees, whether suit be brought or not, if after maturity of this Note or default hereunder, counsel shall be employed to collect this Notice.

     Whenever used herein, the terms "Holder," "Maker," and "Payee" shall be construed in the singular or plural as the context may require or admit.



                                    /s/ Ramy El-Batrawi
                                   --------------------------------
                                     Ramy El-Batrawi,
                                     Genesis Media Group, Inc.